ADVISORSHARES STAR GLOBAL BUY-WRITE ETF

Schedule of Investments

March 31, 2023 (Unaudited)

Investments	Shares	Value
EXCHANGE TRADED FUNDS – 97.2%

Debt Fund – 26.3%
iShares 10-20 Year Treasury Bond ETF	6,465	$740,501
iShares Core Total USD Bond Market ETF(a)	149,401	6,894,856
iShares MBS ETF(b)	30,967	2,933,504
iShares U.S. Treasury Bond ETF	86,982	2,033,639
SPDR Bloomberg Barclays Short Term High Yield Bond ETF(b)	18,655	463,391
Total Debt Fund		13,065,891

Equity Fund – 70.9%
iShares MSCI EAFE ETF(b)	102,763	7,349,610
iShares MSCI Emerging Markets ETF	76,849	3,032,461
iShares MSCI USA Momentum Factor ETF(b)	4,504	626,236
iShares Russell 2000 ETF(b)	2,114	377,138
iShares Russell Mid-Cap Growth ETF	44,091	4,014,485
SPDR S&P 500 ETF Trust(a)	48,415	19,820,617
Total Equity Fund		35,220,547

Total Exchange Traded Funds
(Cost $48,977,223)		48,286,438

MONEY MARKET FUNDS – 4.8%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 4.70%(c)	1,540,471	1,540,471
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 4.79%(c)(d)	853,981	853,981

Total Money Market Funds
(Cost $2,394,452)		2,394,452

Total Investments Before Written Options – 102.0%
(Cost $51,371,675)		50,680,890

	Notional Amount	Contracts	Value
WRITTEN CALL OPTION – (0.2)%
SPDR S&P 500 ETF Trust, expiring 04/21/23, Strike Price $417.00 [Premium Received $(43,062)]	$(13,552,500)	(325)	$(104,650)

Total Investments – 101.8%
(Cost $51,328,613)			50,576,240
Liabilities in Excess of Other Assets – (1.8%)			(879,150)
Net Assets – 100.0%			$49,697,090

ETF - Exchange Traded Fund

(a)	All or a portion of this security has been pledged as collateral for option contracts. The aggregate market value of the collateral was $1,703,838 as of March 31, 2023.
(b)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $11,565,552; the aggregate market value of the collateral held by the fund is $11,791,892. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $10,937,911.
(c)	Rate shown reflects the 7-day yield as of March 31, 2023.
(d)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES STAR GLOBAL BUY-WRITE ETF

Schedule of Investments (continued)

March 31, 2023 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of March 31, 2023, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$48,286,438	$-	$-	$48,286,438
Money Market Funds	2,394,452	-	-	2,394,452
Total	$50,680,890	$-	$-	$50,680,890

Liabilities	Level 1	Level 2	Level 3	Total
Written Call Option	$(104,650)	$-	$-	$(104,650)

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Debt Fund	26.3%
Equity Fund	70.9
Written Call Option	(0.2)
Money Market Funds	4.8
Total Investments	101.8
Liabilities in Excess of Other Assets	(1.8)
Net Assets	100.0%